Execution Copy

AMENDMENT TO
AMENDED AND RESTATED
CERTIFICATE PURCHASE AGREEMENT

THIS AMENDMENT TO AMENDED AND RESTATED CERTIFICATE PURCHASE AGREEMENT (this "Amendment") dated as of October 31, 2006, is entered into among Navistar Financial Securities Corporation (the "Seller"), Navistar Financial Corporation ("Servicer"), Kitty Hawk Funding Corporation, ("KHFC"), as a Conduit Purchaser, Liberty Street Funding Corp. ("Liberty Street"), as a Conduit Purchaser, the Bank of Nova Scotia ("BNS"), as a Managing Agent and a Committed Purchaser, and Bank of America, National Association ("Bank of America"), as a Managing Agent, the Administrative Agent and a Committed Purchaser.

RECITALS

A.  The Seller, the Servicer, KHFC, Liberty Street, BNS and Bank of America are parties to that certain Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004 (as amended, supplemented or otherwise modified through the date hereof, the "Agreement").

B.  Such parties desire to amend the Agreement as hereafter set forth.

C.  Such parties desire to modify the definition of Maximum Funded Amount set forth in Section 1.01 of the Agreement.

D.  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Amendments to Agreement. By their signatures hereto, each of the parties hereto hereby agrees to the following amendments to the Agreement:

(i )  The definition of "Maximum Funded Amount" contained in Section 1.01 of the Agreement is hereby amended by replacing the amount "$600,000,000" contained therein with the amount "$800,000,000"; and

(ii)  the Purchaser Percentage and Commitment for the Committed Purchasers are amended and restated to read as set forth on the signature pages to this Amendment.

2.             Representations and Warranties. The Seller hereby represents and warrants to KHFC, Liberty Street, BNS and Bank of America that, after giving effect to this Amendment, no Early Amortization Event has occurred and is now continuing, and NFC hereby represents and warrants that, after giving effect to this Amendment, no Early Amortization Event or Servicer Termination Event has occurred and is now continuing.

3.  Effect of Amendment. All provisions of the Agreement, as extended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to "this Agreement", "hereof', "herein" or words of similar effect referring to the Agreement in the Agreement or in any other document relating to the Seller's securitization program shall be deemed to be references to the Agreement as extended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

4.  Conditions Precedent. The effectiveness of this Amendment is subject to the conditions precedent that the Seller shall have furnished to the Administrative Agent and the Managing Agent such information, certificates and documents as the Administrative Agent and the Managing Agents may reasonably requests.

5.  Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

6.  Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

7.  Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

[signatures on next page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NAVISTAR FINANCIAL SECURITIES CORPORATION
as Seller

By:        /s/  KRISTIN L. MORAN
Name:          Kristin L. Moran
Title:            V.P. and General Counsel

NAVISTAR FINANCIAL CORPORATION
as Servicer

By:       /s/  KRISTIN L. MORAN
Name:        Kristin L. Moran
Title:          V.P. and General Counsel

KITTY HAWK FUNDING CORPORATION,
as a Conduit Purchaser for the KHFC Purchaser Group

By:       /s/  AMY S. KEITH
Name:         Amy S. Keith
Title:           Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION,
as Administrative Agent

By:     /s/  WILLEM VAN BEEK
Name:       Willem Van Beek
Title:         Principal

BANK OF AMERICA, NATIONAL ASSOCIATION
as a Committed Purchaser and Managing Agent for the KHFC Purchaser Group

By:     /s/  WILLEM VAN BEEK
Name:       Willem Van Beek
Title:         Principal
Purchaser Percentage:  50.00%
Comittment :  $400,000,000

THE BANK OF NOVA SCOTIA,
as a Committed Purchaser and Managing Agent for the Liberty Street Purchaser Group

By:     /s/  J. ALAN EDWARDS
Name:       J. Alan Edwards
Title:         Managing Director
Purchaser Percentage:  50.00%
Commitment:  $400,000,000

LIBERTY STREET FUNDING CORP.
as a Conduit Purchaser for the Liberty Street Purchaser Group

By:     /s/  BERNARD J. ANGELO
Name:       Bernard J. Angelo
Title:         Vice President